Exhibit 77Q1(a) to ACIT 3-31-09 NSAR

1. Amended and Restated Bylaws dated December 7, 2007,
filed as Exhibit 99.b to Form 485A Post-Effective
Amendment No. 39 to the Registrant's Registration Statement
filed on Form N-1A 07/29/08, and incorporated herein by reference.

AMERICAN CENTURY INVESTMENT TRUST Bylaws